SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the 12th day of March 2010

AMONG:

REAL VALUE ESTATES, INC., a Nevada corporation, with a principal place of business located at 3970 Casa Blanca Road, Reno, Nevada 89502 (“RV Estates”)

AND:

GLOBAL POWER AND WATER INDUSTRIES, INC., a Nevada corporation, with a principal place of business located at 204 West Speer Street, Carson City, Nevada 89703 (“Company”)

AND:

THE COMPANY SHAREHOLDERS AS SET FORTH ON SCHEDULE 1 AND ATTACHED HERETO

WHEREAS:

A.

RV Estates  will acquire all of the issued and outstanding shares of common stock of the  Company as more fully set forth herein; and

B.

The Selling Shareholders are the registered and beneficial owners of all of the issued and outstanding shares of the Company’s common Stock ( “Common Stock”);

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

1.

Definitions.

1.1

The following terms have the following meanings, unless the context indicates otherwise:

“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

“Closing” shall mean the completion of the Transaction, in accordance with this Agreement , at which time the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

“Closing Date” on or before August 31, 2010 and shall mean a date mutually agreed upon by the parties hereto in writing and subject to the satisfaction or waiver by RV Estates, the Selling Shareholders and the Company of the conditions precedent;

“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

“Common Stock” refers to all of the issued and outstanding equity securities of the Company.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

“GAAP” shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

“Liabilities” shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

“Selling Shareholders” are those shareholders set forth on Schedule 1 executing this Agreement as may be amended time to time prior to Closing

“Shareholders” are those shareholders set forth on Schedule 1 owning all of the outstanding equity securities of Company.

 “SEC” shall mean the Securities and Exchange Commission;

“Securities Act” shall mean the United States Securities Act of 1933, as amended;

“Taxes” shall include federal, state and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

“Transaction” shall mean the purchase of the Common Stock by RV Estates from the Selling Shareholders in consideration for the payment of the Purchase Price.

“Purchase Price” shall mean the issuance of one share of common stock of RV Estates Common Stock for every issued and outstanding share of the Company’s common stock.

1.2

Schedules

The following schedules will be provided prior to closing and will form part of this Agreement

Schedule 1:

List of Shareholders and Equity Ownership

Schedule 2:

Intellectual Property

Schedule 3:

List of subsidiaries

Schedule 4:

Assets

2.

The offer, purchase and sale of the Common Stock.

2.1

Offer, Purchase and Sale of the Common Stock.

Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to RV Estates, and RV Estates hereby covenants and agrees to purchase from the Selling Shareholders the Common Stock held by the Selling Shareholders.

2.2

Consideration

As consideration for the sale of the Common Stock by the Selling Shareholders to RV Estates, RV Estates shall issue to the Selling Shareholders no more than 800 million shares of Common Stock on the Closing Date.

2.3

Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

During such time as RV Estates remains obligated to issue and/or deliver shares to the Selling Shareholders and during that time RV Estates shall reorganize its capital or reclassify its capital stock, then the number of shares of common stock deliverable to the Selling Shareholders shall be adjusted accordingly.   Notwithstanding the foregoing,  it is agreed and understood that RV has passed a resolution to forward split its Common Stock on a 74:1 basis and the total number of shares of Common Stock to be issued to the Selling Shareholders reflect the forward split of the RV Estate Common Stock.

2.4

Share Exchange Procedure and Representations

Each Selling Shareholder shall deliver the Common Stock to RV Estates duly endorsed and duly executed and endorsed in blank (or accompanied by duly executed stock power duly endorsed in blank or duly executed power of attorney), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the RV Estate Shares pursuant as set forth herein.

Each of the Selling Shareholders must execute this Share Exchange Agreement.

2.5

Closing Date

The Closing will take place, subject to the terms and conditions of this Agreement.

3.

Representations and warranties of the Company and the Selling Shareholders.

As of the date hereof and as of the Closing Date, the Company and the Selling Shareholders, jointly and severally, represent and warrant to RV Estates, and acknowledge that RV Estates is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of RV Estates, as follows:

3.1

Organization and Good Standing

The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate authority to own, lease and to carry on its business as now being conducted.  The Company is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Company owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Company taken as a whole~~.~~

3.2

Authority

The Company has all requisite corporate authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Company Documents”) to be signed by the Company and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the Company Documents by the Company and the consummation of the transactions contemplated hereby have been duly authorized by the Company’s board of directors.  No other corporate or shareholder proceedings on the part of the Company are necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement has been, and the other Company Documents when executed and delivered by the Company as contemplated by this Agreement will be, duly executed and delivered by the Company and this Agreement is, and the other Company Documents when executed and delivered by Company as contemplated hereby will be, valid and binding obligations of Company enforceable in accordance with their respective terms except:

(a)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)

as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)

as limited by public policy.

3.3

Capitalization of Company

As of the date of this Agreement, and as of the Closing Date, all of the issued and outstanding Common Stock or other securities of Company will have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of the state of its incorporation.   There are no agreements purporting to restrict the transfer of the Common Stock, no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Common Stock.  There are, and will not be at Closing, any equity securities issued or issuable or other securities which can be converted into any class of equity securities of Company.

3.4

Title and Authority of Selling Shareholders

Each of the Selling Shareholders is and will be as of the Closing, the registered and beneficial owner of and will have good and marketable title to the Common Stock held by it and will hold such free and clear of all liens, charges and encumbrances whatsoever; and such Common Stock held by such Selling Shareholders have been duly and validly issued and are outstanding as fully paid and non-assessable equity shares in the capital of Company.  Each of the Selling Shareholders has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the Common Stock held by it.

3.5

Shareholders of Company

As of the Closing Date, Schedule 1 will contain a true and complete list of the Selling Shareholders and the number of shares of Common Stock owned by the Selling Shareholders. There are no other shareholders, warrant holders or option holders of the Company. There is no person or entity entitled to receive any equity securities, warrants, options or other instruments that may be converted into equity securities of the Company and that there are no outstanding options, warrants or other securities as of the date hereof and as of the Closing Date.

Each of the Selling Shareholders is either an accredited or sophisticated investor.  Each of the Selling Shareholders has received satisfactory answers to any questions submitted to RV Estates.  Each of the Selling Shareholders has reviewed the RV Estates filings as submitted to the United States Securities and Exchange Commission.

3.6

Corporate Records of the Company

The corporate records of the Company, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of the Company is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Company.

3.7

Non-Contravention

Neither the execution, delivery nor performance of this Agreement, nor the consummation of the Transaction, will:

(a)    conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of the  Company or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Company or any of its subsidiaries, or any of their respective material property or assets;

   (b)    violate any provision of the Constitution, Articles of Incorporation or bylaws of Company, any of its subsidiaries (if applicable) or any applicable laws; or

(c)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to the Company, any of its subsidiaries or any of their respective material property or assets.

(d)

Until the Closing Date, no officer, director, affiliate or principal shareholder of the Company will solicit or entertain offers for the possible sale, acquisition, merger or similar transaction in connection with the operations of each party’s respective business or assets.

3.8

Actions and Proceedings

There is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting the Company or which involves any of the business, or the properties or assets of the Company.

3.9

Compliance

(a)

The  Company is in compliance with, is not in default  in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Company;

(b)

The Company is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would have a material adverse effect on the Company’s operations; and

(c)

The Company has duly filed all reports and returns required to be filed by it with governmental authorities and have obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement.  All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of the Company, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(d)

The Company has operated in compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business.  The Company has not received any notice of any violation thereof, nor is the Company aware of any valid basis therefore.

3.10

Filings, Consents and Approvals

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by the Company or the Selling Shareholders of the Transaction contemplated by this Agreement or to enable RV Estates to continue to conduct the Company’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.11

Financial Representations

The consolidated audited balance sheets for Company for its last two fiscal, or as required pursuant to the Securities Act (the “Company Accounting Date”), together with related statements of income, cash flows, and changes in shareholder’s equity for such fiscal years and interim period then ended (collectively, the “Company Financial Statements”) to be supplied on or before the Closing Date will be:

(a)

in accordance with the books and records of the Company;

(b)

present fairly the financial condition of the Company as of the respective dates indicated and the results of operations for such periods; and

(c)

will have been prepared in accordance with U.S.  GAAP.

The Company will not have received any advice or notification from its independent certified public accountants that the Company has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Company Financial Statements or the books and records of the Company, any properties, assets, liabilities, revenues, or expenses.  The books, records, and accounts of the Company accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of the Company.  The Company has not engaged in any transaction, maintained any bank account, or used any Company funds, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of the Company.

3.12

Absence of Undisclosed Liabilities

At Closing, the Company will not  have any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise that exceed $1,000, which:

(a)

 are not set forth in the Company Financial Statements or have not heretofore been paid or discharged;

(b)

did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to RV Estates; or

(c)

have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Company Financial Statements

3.13

Tax Matters

(a)

As of the date hereof:

1.

Company has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to the Company, and

2.

all such returns are true and correct in all material respects;

(b)

Company has paid, all taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Company Material Adverse Effect;

(c)

Company is not presently under or has not received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(d)

all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

(e)

to the best knowledge of the Company, the Company Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to Company for the accounting period ended on the Company Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Company Accounting Date or for any profit earned by the Company on or prior to the Company Accounting Date or for which Company is accountable up to such date and allcontingent Liabilities for Taxes have been provided for or disclosed in the Company Financial Statements.

3.14

Absence of Changes

Since the Company Accounting Date, Company has not:

(a)    incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)

sold, encumbered, assigned or transferred any material fixed assets or properties except for ordinary course business transactions consistent with past practice;

(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Company or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)

suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g)

suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h)

received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)

made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $1,000;

(j)

other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k)

entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l)

agreed, whether in writing or orally, to do any of the foregoing.

3.15

Absence of Certain Changes or Events

Since the date of the financial statements or audited financial statements, there will not have been:

(a)

any material change in the financial condition of Company; or

(b)

any material change by Company in its accounting methods, principles or practices.

3.16

Subsidiaries

Company does not have any subsidiaries other than disclosed in Schedule 3 or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

3.17

Personal and Property

Company possesses, and has good and marketable title of all property necessary for the continued operation of the business of Company as presently conducted, as represented to RV Estates and as set forth on Schedule 4.  All such property is used in the business of Company.  All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used.  All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Company is owned by Company free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as set forth herein:

There are no outstanding agreements to purchase any Company assets, or any interest in or any portion thereof and no person, firm or corporation has any proprietary or possessory or royalty interest in the Company or its assets.

Company is free and clear of all Liens, defects in title and third party interests other.

3.18

Intellectual Property

(a)

Intellectual Property Assets

Company owns or holds an interest in all intellectual property assets necessary for the operation of the business of the Company as it is currently conducted (collectively, the “Intellectual Property Assets”), including:

(1)

all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the “Marks”);

(2)

all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the “Patents”);

(3)

all copyrights in both published works and unpublished works (collectively, the “Copyrights”); and

(4)

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Company as licensee or licensor (collectively, the “Trade Secrets”).

(b)

 Intellectual Property and Know-How Necessary for the Business

Company is the owner of all right, title, and interest in and to each of the Intellectual Property Assets as set forth in Schedule 2, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets.  All former and current employees and contractors of Company have executed written contracts, agreements or other undertakings with Company that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Company.  No employee, director, officer or shareholder of Company owns directly or indirectly in whole or in part, any Intellectual Property Asset which Company is presently using or which is necessary for the conduct of its business.  To the best knowledge of Company, no employee or contractor of the Company has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Company.

Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets.  Company has good title and an absolute right to use the Trade Secrets.  The Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of Company, have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Company.  No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.19

Insurance

The assets owned by Company are insured under various general product liability and other forms of insurance consistent with prudent business practices.  All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Company, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder.  All premiums to date have been paid in full.

3.20

Employees and Consultants

All employees and consultants of Company have been paid all salaries, wages, income and any other sum due and owing to them by Company, as at the end of the most recent completed pay period.  Company is not aware of any labor conflict with any employees that might reasonably be expected to have a Company Material Adverse Effect.  To the best knowledge of Company, no employee of Company is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Company or any other nature of the business conducted or to be conducted by Company.

3.20

Real Property

Company does not own any real property.  Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which Company is a party or is bound is legal, valid, binding, enforceable and in full force and effect in all material respects.  All rental and other payments required to be paid by Company pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases.  The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date.  Company has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.21

Material Contracts and Transactions

All material contracts, agreements, licenses, permits, arrangements, commitments, instrument or contract to which Company is a party (each, a “Contract”) is in full force and effect.   There exists no material breach or violation of or default by Company under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Company.  The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement.  There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.22

Certain Transactions

Company is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.23

Completeness of Disclosure

No representation or warranty by Company or any Selling Shareholder in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to RV Estates pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

3.24

Resale Restrictions and Investment Intent.

The Selling Shareholders acknowledge and agree that the RV Estates Shares are being issued for investment purposes only pursuant to an exemption from the prospectus and registration requirements of the Securities Act.  As required by applicable securities law, the Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation.  All certificates representing the RV Estates Shares issued on Closing will be endorsed with a restrictive legend similar in form and substance to the following:

THE SECURITIES REPRESENTED HEREBY HAVE NOT  BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT, AND IN EACH CASE, ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

4.

REPRESENTATIONS AND WARRANTIES OF RV ESTATES

As of the date  hereof and as of the Closing Date, RV Estates represents and warrants to the Company and the Selling Shareholders and acknowledge that Company and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Company or the Selling Shareholders, as follows:

4.1

Organization and Good Standing

RV Estates is a corporation duly incorporated, organized, validly existing and in good standing under the laws of the state of Nevada.   RV Estates has all requisite corporate   authority to own, lease and to carry on its business as now being conducted.  It   is qualified to do business and is in good standing in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of RV Estates or RV Estates Company.

4.2

Authority

RV Estates has all requisite corporate Company and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “RV Estates Documents”) to be signed by each and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of the RV Estates Documents by each  and the consummation by each of the transactions contemplated hereby have been duly authorized by  the  board of directors and, subject to state and SEC requirements,   no other corporate proceedings on the part of either corporation  is necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement has been, and the other RV Estates Documents when executed and delivered by RV Estates as contemplated by this Agreement will be, duly executed and delivered by RV Estates and this Agreement is, and the other RV Estates Documents when executed and delivered by RV Estates, as contemplated hereby will be, valid and binding obligations of RV Estates enforceable in accordance with their respective terms, except:

(a)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)

as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)

as limited by public policy.

4.3

Capitalization of RV Estates

As of the date of this Agreement and as of the Closing Date, all of the issued and outstanding shares of RV Estates will be duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations.

4.4

Corporate books and records

The corporate records of RV Estates, as required to be maintained by it pursuant to the laws of the State of Nevada, are accurate, complete and current in all material respects, and the minute book of RV Estates is, in all material respects, correct and contains all material records required by the law of the State of Nevada in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of RV Estates.

4.5

Non-Contravention

Neither the execution, delivery nor performance of this Agreement, nor the consummation of the Transaction, will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or   both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of RV Estates under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to RV Estates or any of its material property or assets;

(b)

violate any provision of the applicable incorporation or charter documents of RV Estates; or

(c)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to RV Estates or any of its material property or assets.

4.6

Actions and Proceedings

To the best knowledge of RV Estates, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of RV Estates, threatened against RV Estates which involves any of the business, or the properties or assets of RV Estates that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of RV Estates taken as a whole (a “RV Estates Material Adverse Effect”).  There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a RV Estates Material Adverse Effect.

4.7

Compliance

(a)

RV Estates is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of RV Estates;

(b)

RV Estates is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a RV Estates Material Adverse Effect;

(c)

RV Estates has duly filed all reports and returns required to be filed by it with governmental authorities and have obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement.  All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of RV Estates, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(d)

RV Estates has operated in compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business.  RV Estates has not received any notice of any violation thereof, nor is RV Estates aware of any valid basis therefore.

4.8

Filings, Consents and Approvals

Except as required pursuant to the applicable rules and regulations of the Securities and Exchange Commission, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by RV Estates of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.09

SEC Filings

RV Estates has furnished or made available to Company a true and complete copy of each report, schedule, registration statement and proxy statement filed by RV Estates with the SEC (collectively, and as such documents have since the time of their filing been amended, the (“RV Estates SEC Documents”). As of their respective dates, the RV Estates SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such RV Estates SEC Documents.

4.10

Financial Representations

Included with the RV Estates SEC Documents are true, correct, and complete copies of the financial statements of RV Estates  (the “RV Estates Accounting Date”), together with related statements of income, cash flows, and changes in shareholder’s equity for the fiscal year and interim period then ended (collectively, the “RV Estates Financial Statements”).  The RV Estates Financial Statements:

(a)

are in accordance with the books and records of RV Estates;

(b)

 present fairly the financial condition of RV Estates as of the respective dates indicated and the results of operations for such periods; and

(c)

have been prepared in accordance with GAAP.

RV Estates has not received any advice or notification from its independent certified public accountants that RV Estates has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the RV Estates Financial Statements or the books and records of RV Estates, any properties, assets, Liabilities, revenues, or expenses.  The books, records, and accounts of RV Estates accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of RV Estates.  RV Estates has not engaged in any transaction, maintained any bank account, or used any funds of RV Estates, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of RV Estates.

4.11

Absence of Undisclosed Liabilities

As of the date of the financial statements, RV Estates has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

(a)

 are not set forth in the RV Estates Financial Statements or have not heretofore been paid or discharged;

(b)

did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Company;

(c)

have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last RV Estates Financial Statements; or

(d)

have any material affect on the operations of the Company.

4.12

Tax Matters

As of the date hereof:

(a)

RV Estates has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them, and

(b)

All such returns are true and correct in all material respects;

(c)

RV Estates has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof;

(d)

RV Estates is not presently under and has not received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(e)

All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

(f)

The RV Estates Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to RV Estates for the accounting period ended on the RV Estates Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the RV Estates Accounting Date or for any profit earned by RV Estates on or prior to the RV Estates Accounting Date or for which RV Estates is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the RV Estates Financial Statements.

4.13

Absence of Changes

Since the date of the Financial Statements, except as disclosed in the Public SEC Documents and except as contemplated in this Agreement, RV Estates has not:

(a)

Incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)

Sold, encumbered, assigned or transferred any material fixed assets or properties;

(c)

Created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of RV Estates to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

Made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)

Declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)

Suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g)

Suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h)

Received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)

Made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000;

(j)

Other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled; or

(k)

Except with respect to a 74:1 forward stock split, RV Estates is not obligated to undertake any action which would otherwise result in a recapitalization or reorganization.

4.14

Absence of Certain Changes or Events

Since the date of the financial statements, and except as and to the extent disclosed in the RV Estates SEC Documents, there has not been:

(a)

a RV Estates Material Adverse Effect; or

(b)

any material change by RV Estates in its accounting methods, principles or practices.

4.15

Personal Property

There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by RV Estates, except as disclosed in the RV Estates SEC Documents.

4.16

No Brokers

RV Estates has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

4.17

Completeness of Disclosure

No representation or warranty by RV Estates in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Company pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4.18

Independent Counsel

RV Estates has had the opportunity to deliver this Agreement to its own legal counsel and have independent counsel review the terms and conditions set forth herein.

5.

Closing Conditions

5.1

Conditions Precedent to Closing by RV Estates

The obligation of RV Estates to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth herein on a date mutually agreed upon by the parties hereto in writing.  The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing.  These conditions precedent are for the benefit of RV Estates and may be waived by RV Estates in its sole discretion.

(a)

Representations and Warranties

The representations and warranties of Company and the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Company will have delivered to RV Estates a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Company in this Agreement are true and correct.

(b)

Performance

All of the covenants and obligations that Company and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)

Transaction Documents

This Agreement, the Company Documents, the Company Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to RV Estates, will have been executed and delivered to RV Estates.

(d)

Third Party Consents

RV Estates  will have received from the Company   duly executed copies of any required  third-party consents, permits, authorizations and approvals of any public, regulatory  or governmental body or authority or person or entity contemplated by this Agreement (if any).

 (e)

No Material Adverse Change

No Company Material Adverse Effect will have occurred since the date of this Agreement and the representations and warranties shall be true and correct as of the Closing Date.

 (f)

No Action

(1)

No suit, action, or proceeding will be pending or threatened which would:

(2)

prevent the consummation of any of the transactions contemplated by this Agreement; or

(3)

cause the Transaction to be rescinded following consummation.

(g)

Delivery of Financial Statements

Company will have delivered to RV Estates the Company Financial Statements which financial statements will include audited financial statements for Company’s two fiscal years for the period ended May 31, 2010, prepared in accordance with GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States.

 (h)

Preferred Shares

Company will have redeemed all Company preferred shares

(i)

Execution

All of the holders of the Company’s common stock will have executed this Agreement or have the agreement executed on their behalf pursuant to a power of attorney or similar power of appointment

(j)

Power Purchase Agreements

Company to obtain and deliver to RV Estates a feasibility study for each power purchase agreement executed by the Company prior to Closing.

5.2

Conditions Precedent to Closing by Company

The obligation of the Company and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties.  The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing.  These conditions precedent are for the benefit of Company and the Selling Shareholders and may be waived by Company and the Selling Shareholders in their discretion.

(a)

Representations and Warranties

The representations and warranties of RV Estates set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and RV Estates will have delivered to Company a certificate dated the Closing Date, to the effect that the representations and warranties made by RV Estates in this Agreement are true and correct.

(b)

Performance

All of the covenants and obligations that RV Estates are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.  RV Estates must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c)

Transaction Documents

This Agreement, the RV Estates Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Company, will have been executed and delivered by RV Estates.

(d)

Third Party Consents

Company will have received from RV Estates duly executed copies of any required  third-party consents, permits, authorizations and approvals of any public, regulatory (including the SEC) or governmental body or authority or person or entity contemplated by this Agreement (if any), in the form and substance reasonably satisfactory to Company.

(e)

No Material Adverse Change

No RV Estates Material Adverse Effect will have occurred since the date of this Agreement and the representations and warranties will be true and correct as of the Closing Date.

(f)

No Action

No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would

1.

prevent the consummation of any of the transactions contemplated by this Agreement;

2.

cause the Transaction to be rescinded following consummation.

(g)

Public Market

On the Closing Date, the shares of RV Estates will be quoted on the National Association of Securities Dealers, Inc.’s OTC Bulletin Board.

(h)

Reorganization

No later than the Closing Date, RV Estates shall have:

1.

Amend its articles of incorporation to provide for 1.5 billion (one and one half billion) authorized shares of common stock and such number of shares of preferred stock as mutually agreed between parties

2.

Forward Split its common stock 74:1

3.

Amend the articles of incorporation to change name to Global Power and Water Industries, Corp. or such similar name acceptable to the Company

(i)

Due Diligence

Company shall be reasonably satisfied with its due diligence investigation of RV Estates that is reasonable and customary in a transaction of a similar nature to that contemplated herein.

(j)

Redemptions and Transfers

No later than the Closing Date, RV Estates shall have redeemed all of the issued and outstanding shares of common stock owned by any officer, director or affiliate thereof and no officer, director or affiliate of RV Estates shall transfer any shares of common stock following the execution of this Agreement.

6.

Additional Covenants of the parties.

6.1

Notification of Financial Liabilities

Company will immediately notify RV Estates if Company receives any advice or notification from its independent certified public accounts that Company has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of Company, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

6.2        Access and Investigation

Between the date of this Agreement and the Closing Date, Company, on the one hand, and RV Estates, on the other hand, will, and will cause each of their respective representatives to:

(a)

afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

(b)

furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(c)

furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party.  Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

6.3

Confidentiality

All information regarding the business of the Company including, without limitation, financial information that Company provides to RV Estates during the RV Estates due diligence investigation of Company will be kept in strict confidence by RV Estates and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by RV Estates or disclosed to any third party (other than the RV Estates professional accounting and legal advisors) without the prior written consent of Company.  If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Company, RV Estates will immediately return to Company (or as directed by Company) any information received regarding Company’s business.  Likewise, all information regarding the business of RV Estates including, without limitation, financial information that RV Estates provides to Company during its due diligence investigation of RV Estates will be kept in strict confidence by Company and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Company or disclosed to any third party (other than Company’s professional accounting and legal advisors) without the prior written consent of RV Estates.  If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from RV Estates, Company will immediately return to RV Estates (or as directed by RV Estates) any information received regarding the business of RV Estates.

6.4

Notification

Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change.  During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.5

Exclusivity

Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Company and RV Estates will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Company or RV Estates, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

6.6

Conduct of Company and RV Estates Business Prior to Closing

From the date of this Agreement to the Closing Date, and except to the extent that RV Estates otherwise consents in writing, Company will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.  Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Company otherwise consents in writing, RV Estates will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

6.7

Certain Acts Prohibited – Company

Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, Company will not, without the prior written consent of RV Estates:

(a)

amend its Articles of Incorporation or other incorporation documents

(b)

incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Company except in the ordinary course of business. Except with the prior consent of RV Estates,  the Company will not transfer, assign, encumber or otherwise dispose of the following assets;

1.

Power Purchase Agreement with the Yiyang Municipal Government of Hunan Province  (2 GW Solar Power System)

2.

Power Purchase Agreement with the People’s Government of Xiangshui County, Jiangsu Province (50 GW Solar Power System).

3.

Power Purchase Agreement with the People’s Government of Xiangshui County, Jiangsu Province (450 GW Solar Power System)

4.

Power Purchase Agreement with the People’s Government of Xingyang City, Henan Province (2 GW Solar Power System)

5.

Power Purchase Agreement with People’s Government of Guangrao County, Shandong Province (2 GW Solar Power System)

6.

Power Purchase Agreement with QiChun County, Hubei Province (2 GW Solar Power System)

7.

Power Purchase Agreement with The People’s Government of Shouguang City, Shandong Province (2 GW Solar Power System)

8.

Guangdong Meiyan Hydropower Co. Ltd. - Joint Venture 90% Global Power and Water Industries, Inc. and 10% Guangdong Meiyan Hydropower Co. Ltd. for economic cooperation and technological exchange for a 500 MW solar power plant scalable to 6 GW Solar Power System.

9.

Yiyang Municipal Economic Cooperation Bureau (2 GW Solar Power System scalable to 6 GW)

10.

The People’s Government of Suzhou City, Jiangsu Province (120 KW Solar Power System)

11.

Option Agreement with California Institute of Technology (Caltech) for exclusive worldwide rights for Application Serial Number or Issued Patent Numbers: 61/005,070; 60/933,381; 6,069,312*; 6,342,668*; 6,458,319; 6,563,039; 6,660,926*; 6,673,996; 10/977,276; 11/300,632 and any technology developed under Task Plans Numbers 82-11458 and No. 82-113282. Note: * denotes patents are co-owned with General Motors and limited to Caltech’s rights in these patents.

(c)

dispose of or contract to dispose of any Company property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(d)

issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Company Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e)

declare, set aside or pay any dividends on, or make any other distributions in respect of the Company Common Stock, or

(f)

split, combine or reclassify any Company Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Company Common Stock; or

(e)

not materially increase benefits or compensation expenses of Company, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.8

Certain Acts Prohibited – RV Estates

Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, RV Estates will not, without the prior written consent of Company:

(a)

amend its Articles of  Incorporation or other incorporation documents except as necessary to increase the number of authorized shares of common stock to 1.5 Billion (one and one half billion) shares and, if applicable to facilitate the 74:1 forward split;

(b)

incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of RV Estates except in the ordinary course of business;

(c)

dispose of or contract to dispose of any RV Estates property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(d)

issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the RV Estate Common Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(e)

declare, set aside or pay any dividends on, or make any other distributions in respect of the RV Estate  Common Stock, or

(f)

split, combine or reclassify any RV Estate Common Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of RV Estate  Common Stock except for a 74:1 forward stock split; or

(g)

not materially increase benefits or compensation expenses of RV Estates, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.9

Public Announcements

RV Estates and Company each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required by the disclosure obligation imposed on RV Estates or Company or their respective affiliates under rules or regulations of any stock exchange, SEC rules or regulations or laws of any jurisdiction.

7.

Closing.

7.1

The Closing shall take place on the Closing Date at the Company’s principal place of business or such other location as agreed to by the parties.

7.2

Closing Deliveries of Company and the Selling Shareholders

At Closing, Company and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to RV Estates:

(a)

copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Company evidencing approval of this Agreement and the Transaction;

(b)

if any of the Selling Shareholders appoint any person, by power of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding power of attorney or equivalent from such Selling Shareholder;

(c)

share certificates representing the Company Common Stock as required by this Agreement, if such have been issued;

(d)

certificates and other documents required by this Agreement;

(e)

the Company Documents, the Company Financial Statements and any other necessary documents, each duly executed by Company, as required to give effect to the Transaction; and

(f)

a certificate of an officer of Company, dated as of Closing, certifying that:

“the Company Documents and any other necessary documents, have been duly executed by the Company, as required to give effect to the Transaction”

7.3

Closing Deliveries of RV Estates

At Closing, RV Estates will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Company:

(a)

copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of RV Estates evidencing approval of this Agreement and the Transaction;

(b)

the share certificates representing the RV Estates Shares.

(c)

certificates and other documents required by this Agreement;

(d)

resignation of all officers and directors and appointment of new officers and directors

(e)

a certificate of an officer of Company, dated as of Closing, certifying that:

“All the necessary documents, have been duly executed by the RC Estates as required to give effect to the Transaction”

8.

Termination.

8.1

Termination

This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

(a)

mutual agreement of RV Estates and Company;

(b)

RV Estates, if there has been a material breach by Company or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Company or the Selling Shareholders that is not cured, to the reasonable satisfaction of RV Estates, within ten business days after notice of such breach is given by RV Estates (except that no cure period will be provided for a breach by Company or the Selling Shareholders that by its nature cannot be cured);

(c)

Company, if there has been a material breach by RV Estates of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of RV Estates that is not cured by the breaching party, to the reasonable satisfaction of Company, within ten business days after notice of such breach is given by Company (except that no cure period will be provided for a breach by RV Estates that by its nature cannot be cured); or

(d)

RV Estates or Company if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

8.2

Effect of Termination

In the event of the termination of this Agreement,  this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations

9.

Indemnification, Remedies and Survival

9.1

Certain Definitions

For the purposes of this Article 9 the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by RV Estates or Company including damages for lost profits or lost business opportunities.

9.2

Agreement of Company to Indemnify

Company and Shareholders  will indemnify, defend, and hold harmless, to the full extent of the law, RV Estates, its officers,  directors and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by RV Estates and its shareholders by reason of, resulting from, based upon or arising out of:

(a)

the breach by Company of any representation or warranty of Company contained in or made pursuant to this Agreement, any Company Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by Company of any covenant or agreement of Company made in or pursuant to this Agreement, any Company Document or any certificate or other instrument delivered pursuant to this Agreement.

9.3

Agreement of the Selling Shareholders

In the event of any breach by a Selling Shareholder of this Agreement or any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Shareholder; the sole and exclusive remedy of RV Estates in the case of a breach by a Selling Shareholder is to instruct the Company’s transfer agent to place a stop transfer legend or notice on the Common Stock.  No bond or other security shall be required for the placement of a stop transfer order pending resolution of any dispute.

9.4

Agreement of RV Estates to Indemnify

RV Estates will indemnify, defend, and hold harmless, to the full extent of the law, Company and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Company and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

(a)

the breach by RV Estates of any representation or warranty of RV Estates contained in or made pursuant to this Agreement, any RV Estates Document or any certificate or other instrument delivered pursuant to this Agreement; or

(b)

the breach or partial breach by RV Estates of any covenant or agreement of RV Estates made in or pursuant to this Agreement, any RV Estates Document or any certificate or other instrument delivered pursuant to this Agreement.

10.

Miscellaneous Provisions

10.1

Effectiveness of Representations; Survival

Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake.  Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until three (3) years after the Closing Date.

10.2

Further Assurances

Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

10.3

Amendment

This Agreement may not be amended except by an instrument in writing signed by each of the parties.

10.4

Expenses

Each party will bear their own costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby.

10.5

Entire Agreement

This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.  Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

10.6

Notices

All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at their then place of business or residence.  Each party undertakes to provide each of the other parties’ notice of any address.

All such notices and other communications will be deemed to have been received:

(a)

In the case of personal delivery, on the date of such delivery;

(b)

In the case of a fax or electronic mail, on the date of such delivery;

(c)

In the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

(d)

In the case of mailing, on the fifth business day following mailing.

10.7

Headings

The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

10.8

Benefits

This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

10.9

Assignment

This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

10.10

Governing Law, Jurisdiction and Fees

This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.  By entering into this Agreement, the parties agree to the jurisdiction of the Nevada courts located in Carson City, Nevada.  In the event of any litigation and except as otherwise set forth in this Agreement, the prevailing party shall be entitled to recover all costs including attorney’s fees.

11.

Construction

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

12.

Gender

All references to any party will be read with such changes in number and gender as the context or reference requires.

13.

Business Days

If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of Nevada, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

14.

Counterparts

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

15.

Fax Execution

This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

REAL VALUE ESTATES, INC.

By:

/s/ Dennis T. Kushner

Name: Dennis T. Kushner, President and CEO

GLOBAL POWER AND WATER INDUSTRIES, INC.

By:

/s/ Howard A. Foote

Name: Howard A. Foote, President

By:

/s/ Howard A. Foote

Name: Howard A. Foote, a selling shareholder